CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason ETF Investment Trust of our report dated December 15, 2017, relating to the financial statements and financial highlights, which appears in Legg Mason Developed ex-US Diversified Core ETF’s Annual Report on Form N-CSR for the year ended October 31, 2017. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 20, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason ETF Investment Trust of our report dated December 21, 2017, relating to the financial statements and financial highlights, which appears in Legg Mason Emerging Markets Diversified Core ETF’s Annual Report on Form N-CSR for the year ended October 31, 2017. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 20, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason ETF Investment Trust of our report dated December 21, 2017, relating to the financial statements and financial highlights, which appears in Legg Mason US Diversified Core ETF’s Annual Report on Form N-CSR for the year ended October 31, 2017. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 20, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason ETF Investment Trust of our report dated December 21, 2017, relating to the financial statements and financial highlights, which appears in Legg Mason Low Volatility High Dividend ETF’s Annual Report on Form N-CSR for the year ended October 31, 2017. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 20, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason ETF Investment Trust of our report dated December 15, 2017, relating to the financial statements and financial highlights, which appears in Legg Mason International Low Volatility High Dividend ETF’s Annual Report on Form N-CSR for the year ended October 31, 2017. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 20, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason ETF Investment Trust of our report dated December 21, 2017, relating to the financial statements and financial highlights, which appears in Legg Mason Emerging Markets Low Volatility High Dividend ETF’s Annual Report on Form N-CSR for the year ended October 31, 2017. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 20, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason ETF Investment Trust of our report dated December 21, 2017, relating to the financial statements and financial highlights, which appears in Legg Mason Global Infrastructure ETF’s Annual Report on Form N-CSR for the year ended October 31, 2017. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 20, 2018

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason ETF Investment Trust

We consent to the use of our reports dated December 21, 2016 with respect to the financial statements of Legg Mason Developed Ex-US Diversified Core ETF, Legg Mason Emerging Markets Diversified Core ETF, Legg Mason US Diversified Core ETF, Legg Mason International Low Volatility High Dividend ETF, and Legg Mason Low Volatility High Dividend ETF, each a series of the Legg Mason ETF Investment Trust, as of October 31, 2016, incorporated herein by reference and to the references to our firm under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statements of Additional Information.

New York, New York

February 20, 2018